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                                       FORM OF
                                  ADVISORY AGREEMENT


     THIS ADVISORY AGREEMENT is entered into as of ______________, 1998 (the "Effective Date") by and between AMERICA FIRST REAL ESTATE INVESTMENT COMPANY, INC., a Delaware corporation (the "Company"), and AMERICA FIRST REAL ESTATE ADVISORS LLC, a Delaware limited liability company (the "Advisor").

     WHEREAS, the Company is a newly-formed corporation;

     WHEREAS, the Company, directly or through its Subsidiaries, invests in real estate operating companies, under-performing commercial real estate properties, and other real estate related investments meeting the investment criteria established from time to time by its Board of Directors; and

     WHEREAS, the Company desires to retain the Advisor to manage the operations and investments of the Company and its Subsidiaries and to perform administrative services for the Company and its Subsidiaries, each in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. DEFINITIONS. Capitalized terms used herein shall have the respective meanings assigned them in this Section 1:

     "ADJUSTED NEW ASSET VALUE" means, with respect to each individual New Asset owned by the Company, the Beginning New Asset Value increased by additional investments in such New Asset (which investments may be made from any borrowings, additional equity or any other source available to the Company) and decreased by Returns of Capital; provided, however, this Value shall not be decreased below zero by Returns of Capital; provided, further, if, after the final sale of a New Asset, the Adjusted New Asset Value is greater than zero, such value shall be zero.

     "ADJUSTED ORIGINAL ASSET VALUE" means, with respect to each individual Original Asset owned by the Company, (i) for each Equity Interest in an Operating Partnership, the amount set forth in Exhibit A which represents an equity interest in an Operating Partnership reduced to zero upon the sale or redesignation as a New Asset of such asset or (ii) for each GNMA as set forth in Exhibit A, the aggregate outstanding principal amount of such GNMA decreased by
(A) borrowings which are directly or indirectly secured by such GNMA and (B) principal repayments with respect to such GNMA.

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     "ADVISOR" means America First Real Estate Advisors LLC, a Delaware limited liability company.

     "AGREEMENT" means this Advisory Agreement between the Company and the Advisor, as amended from time to time.

     "BEGINNING NEW ASSET VALUE" means with respect to each individual New Asset owned by the Company, (a) with respect to any asset directly owned by the Company, the total consideration paid by the Company for such asset, including all payments made in respect of equity and all debt incurred or assumed with respect to such asset, plus any costs related to the acquisition or financing of such asset or (b) with respect to any asset indirectly owned by the Company through an interest in a joint venture, partnership or similar entity, the total consideration paid by the Company for such interest, including all payments in respect of such interest and all debt incurred, assumed or allocated with respect to such interest, plus any costs related to the acquisition or financing of such interest.

     "BOARD OF DIRECTORS" means the board of directors of the Company.

     "CAPITAL GAIN" means with respect to each individual New Asset owned by the Company, the excess, if any, of (i) the net proceeds, net of all closing costs (including without limitation any real estate or selling commissions), but without deduction for any applicable mortgage indebtedness, from any partial sale or a whole sale received by the Company upon the sale of a New Asset over
(ii) the Adjusted New Asset Value of such New Asset prior to such sale.

     "CAPITAL LOSS" means with respect to each individual New Asset owned by the Company, the deficit, if any, upon the occurrence of final sale of such Asset of
(i) the net proceeds, net of all closing costs (including without limitation any real estate or selling commissions), but without deduction for any applicable mortgage indebtedness, from any partial sale or a whole sale received by the Company upon the sale of a New Asset over (ii) the Adjusted New Asset Value of such New Asset prior to such sale.

     "CASH" means cash and cash equivalents and amounts invested on a short-term basis by the Company.

     "COMMON STOCK" means the common stock, par value $0.001 per share, of the Company.

     "COMPANY" means America First Real Estate Investment Company, Inc., a Delaware corporation.

     "EFFECTIVE DATE" means the effective date of the Merger under Delaware law.

     "GNMA" or "GNMAS" means the mortgage-backed securities listed on Exhibit A to this Agreement that are guaranteed as to principal and interest by the United States Government


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National Mortgage Association or first mortgage loans insured by the Federal
Housing Administration.

     "GOVERNING INSTRUMENTS" means the articles of incorporation and bylaws, in the case of a corporation, the limited liability company operating agreement, in the case of a limited liability company, and the partnership agreement, in the case of a partnership.

     "INDEPENDENT DIRECTORS" means those members of the Board of Directors of the Company who are neither executive officers of the Company nor executive officers or directors of the Advisor.

     "MERGER" means the merger of Capital Source, L.P., and Capital Source II, L.P.-A, a Delaware limited partnership, with and into the Company pursuant to the terms and conditions described in the Company's Prospectus/Consent Solicitation Statement dated __________, 1998.

     "NEW ASSETS" means any and all assets acquired by the Company after the Effective Date and prior to the termination of this Agreement, and any Original Asset designated by the Board of Directors as a redevelopment project.

     "OPERATING PARTNERSHIPS" means the limited partnerships set forth in Exhibit A to this Agreement.

     "ORIGINAL ASSETS" means the assets contributed to the Company on the Effective Date as set forth in Exhibit A, excluding any Original Asset that is subsequently classified as a New Asset because of its classification as a redevelopment project.

     "PERSON" or "PERSONS" means an individual, partnership, corporation, trust or other entity.

     "RESTRICTED STOCK" means Common Stock issued to the Advisor for the Incentive Fee on New Assets, which contain the restrictions described in
Section 7 hereof.

     "RETURNS OF CAPITAL" means net proceeds, net of all closing costs (including without limitation any real estate or selling commissions) but without deduction for any applicable mortgage indebtedness, from any partial sale or a whole sale of any asset, and principal repayments on debt obligations; provided, however, this amount shall not be greater than the Adjusted New Asset Value with respect to such assets.

     "SEC" means the Securities and Exchange Commission.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SUBSIDIARY" means any corporation, whether now existing or in the future established, of which the Company, directly or indirectly, owns more than 50% of the outstanding voting


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securities of any class or classes, any business trust, partnership or similar non-corporate form in which the Company, directly or indirectly, owns more than 50% of the beneficial interests.

     "TOTAL ASSETS" means the sum of (a) Adjusted Original Asset Value, (b) Adjusted New Asset Value, and (c) Cash, less any allowance or adjustment for the permanent impairment of assets as reflected on the financial statements of the Company.

     Section 2. GENERAL DUTIES OF THE ADVISOR. Subject to the supervision of the Board of Directors, the Advisor shall provide services to the Company and, to the extent directed by the Board of Directors, shall provide similar services to any Subsidiary of the Company, as follows:

          (a) serve as the Company's consultant with respect to the formulation of investment criteria and preparation of policy guidelines by the Board of Directors;

          (b) represent the Company in connection with the acquisition and disposition of assets;

          (c) represent the Company in monitoring the performance of its assets and recommending strategies to improve such performance;

          (d) furnish reports and statistical and economic research to the Company regarding the investment activities and results of operations of the Company and the services performed by the Advisor for the Company;

          (e) provide the executive and administrative personnel, office space and services required in rendering services to the Company;

          (f) administer the day-to-day operations of the Company and perform and supervise the performance of such administrative functions necessary in the management of the Company as may be agreed upon by the Advisor and the Board of Directors, including collection of revenues and payment of the expenses, debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

          (g) communicate on behalf of the Company with the holders of equity and debt securities of the Company as required to satisfy the reporting and other requirements of any governmental or regulatory bodies or agencies and maintain effective relations with such holders;

          (h) counsel the Company in connection with policy decisions to be made by the Board of Directors;

          (i) upon request by, and in accordance with the directions of, the Board of Directors, invest or reinvest any money of the Company;


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          (j)  qualify and cause the Company to qualify to do business in all applicable jurisdictions;

          (k) cause the Company to retain qualified accountants and tax experts to assist in developing appropriate accounting procedures and testing systems and conduct quarterly compliance reviews;

          (l) maintain exemption from the Investment Company Act of 1940, as amended;

          (m) arrange for the preparation and timely filing of all reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended, and under any other applicable securities laws or regulations;

          (n) comply with and use its best efforts to cause the Company to comply with all applicable laws; and

          (o) as approved and directed by the Board of Directors, perform such other services as may be required from time to time for management and other activities relating to the assets of the Company and its Subsidiaries as the Advisor shall deem appropriate under the circumstances.

     Without limiting the supervision of the Advisor by the Board of Directors, the Advisor shall not sell, lease or acquire any assets, shall not make any capital improvements or renovations to assets or borrow money on behalf of the Company unless and to the extent authorized by the Board of Directors, whether authorized as part of a business plan or by separate authorization.

     Notwithstanding anything to the contrary contained herein, the Company may enter into separate agreements with the Advisor or affiliates for additional services to be provided to the Company on terms and conditions to be negotiated by the parties to such agreements. The fees to be paid by the Company for such additional services will be negotiated and approved by the Independent Directors on behalf of the Company.

     Section 3. ADDITIONAL ACTIVITIES. Nothing herein shall prevent affiliates or employees of the Advisor from engaging in other businesses or from rendering services of any kind to any other person or entity, including investment in or advisory service to others investing in any type of real estate investment, including investments which meet the principal investment objectives of the Company and its Subsidiaries. Directors, officers, employees and agents of the Advisor or affiliates of the Advisor may serve as directors, officers, employees, agents, nominees or signatories for the Company or any of its Subsidiaries, to the extent permitted by its Governing Instruments, as from time to time amended, or by any resolutions duly adopted by the Board of Directors pursuant to the Company's Governing Instruments. When executing documents or


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otherwise acting in such capacities for the Company, such persons shall use their respective titles in the Company.

     Section 4. BANK ACCOUNTS. At the direction of the Board of Directors, the Advisor may establish and maintain one or more bank accounts in the name of the Company or any of its Subsidiaries, and may collect and deposit into any such account or accounts, and disburse funds from any such account or accounts, under such terms and conditions as the Board of Directors may approve; and the Advisor shall from time to time render appropriate accounting of such collections and payments to the Board of Directors and, upon request, to the auditors of the Company or any of its Subsidiaries.

     Section 5. RECORDS; CONFIDENTIALITY. The Advisor shall maintain appropriate books of account and records relating to services performed hereunder, and such books of account and records shall be accessible for inspection by representatives of the Company or any of its Subsidiaries at any time during normal business hours. The Advisor shall keep confidential any and all information it obtains from time to time in connection with the services it renders under this Agreement and shall not disclose any portion thereof to non-affiliated third parties except with the prior written consent of the Company or any of its Subsidiaries.

     Section 6.  OBLIGATIONS OF ADVISOR.

          (a) The Advisor shall require each seller or transferor of assets to the Company to make such representations and warranties regarding such assets as may, in the judgment of the Advisor, be necessary and appropriate. In addition, the Advisor shall take such other action as it deems necessary or appropriate with regard to the protection of the Company's assets and other investments.

          (b) The Advisor shall refrain from any action which, in its sole judgment made in good faith, would violate any law, rule or regulation of any governmental or regulatory body or agency having jurisdiction over the Company or any such Subsidiary or which would otherwise not be permitted by the Company's or any such Subsidiary's Governing Instruments. If the Advisor is ordered to take any such action by the Board of Directors, the Advisor shall promptly notify the Board of Directors of the Advisor's judgment that such action would violate any such law, rule or regulation or the Governing Instruments. Notwithstanding the foregoing, the Advisor, its directors, officers, stockholders and employees shall not be liable to the Company, any Subsidiary of the Company, the Independent Directors or the Company's or any Subsidiary's stockholders for any act or omission by the Advisor, its directors, officers, stockholders or employees except as provided in Section 10 of this Agreement.

          (c) The Advisor shall maintain a fidelity bond with a responsible surety company in such amount as may be required by the Board of Directors from time to time, covering all directors, officers, employees and agents of the Advisor handling funds of the Company and any investment documents or records pertaining to investments of


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     the Company.  Such bonds shall inure to the benefit of the Company in respect to losses of any such property, and the premium for this bond is to be at the expense of the Company.

          (d) No later than December 15 of the year preceding the budget year, the Advisor shall prepare and shall submit to the Board of Directors, an annual budget and also a written business plan for such fiscal year of the company in a form acceptable to the Board of Directors. Upon approval by the Board of Directors, the Advisor shall be authorized to conduct the business of the Company in accordance with the explicit provisions of the business plan, including the borrowing, leasing, maintenance, capital improvements, renovations and sales of assets as set forth in the business plan. Any transaction or investment not explicitly provided in the approved business plan shall require the prior approval of the Board of Directors unless made pursuant to other authority expressly given to the Advisor.

     Section 7.  COMPENSATION.

          (a) The Company shall pay to the Advisor, for services rendered under this Agreement, an Acquisition Fee which shall be payable each month in arrears, commencing with the month in which the Effective Date occurs. For purposes of this Agreement, the Acquisition Fee means an amount equal to 1% of the increase in the Company's actual investment in all New Assets, including any costs related to the acquisition or financing of New Assets but excluding debt which is incurred or assumed in connection therewith. The Acquisition Fee shall be calculated by the Advisor within 15 days after the end of each month, and such calculation shall be promptly delivered to the Company. The Company shall pay the fees payable pursuant to this
     Section 7(a) for each month within 30 days after the end of each month.

          (b) The Company shall pay to the Advisor, for services rendered under this Agreement, an Asset Management Fee which shall be payable each month (pro rated based on the number of days elapsed during any partial month) in arrears, commencing with the month in which the Effective Date occurs. For purposes of this Agreement, the Asset Management Fee means an amount equal to .475%, on an annual basis, of the Company's Total Assets, calculated as of the last day of each month. The Asset Management Fee shall be calculated by the Advisor within 15 days after the end of each month, and such calculation shall be promptly delivered to the Company. The Company shall pay the fees payable pursuant to this Section 7(b) for each month within 30 days after the end of each month.

          (c) The Company shall pay the Advisor, for services rendered under this Agreement, the Incentive Fee on New Assets, which shall be payable annually in the form of Restricted Stock. For purposes of this Agreement, the Incentive Fee on New Assets means 10% of any Capital Gain on New Assets; provided, however, that the calculation of Capital Gain for purposes of determining the Incentive Fee on New Assets


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     shall be reduced by any Capital Loss incurred in the fiscal year for which such fee is payable. The amount of such Restricted Stock to be issued to the Advisor for purposes of this Section 7(c) shall be based on the average closing price of the Common Stock for the 20 days preceding the last day of the year for which the Incentive Fee on New Assets is payable. The Advisor may not sell, transfer or otherwise dispose of the Restricted Stock issued pursuant to this Section 7(c) until the earlier of: (i) the termination of this Agreement as provided herein or (ii) five years following the issuance of the Restricted Stock. Upon the termination of this Agreement without cause, the Advisor shall be entitled to certain registration rights with respect to the Restricted Stock as set forth in Section 17.

     Section 8. EXPENSES OF THE COMPANY. The Company or any of its Subsidiaries shall pay all of its expenses, including all costs associated with third party services provided to it, and, subject to the provisions of Section 9 of this Agreement, shall reimburse the Advisor for documented expenses of the Advisor incurred on its behalf.

     Section 9. REIMBURSEMENT OF EXPENSES INCURRED BY THE ADVISOR. Subject to the provisions of this Section 9, the Advisor shall pay all of the costs of providing services to the Company, including personnel costs. In connection with providing services to the Company, the Advisor shall be reimbursed by the Company only for (i) rent, utilities, capital equipment and related expenses associated with any office which is established and maintained by the Advisor exclusively to provide services to the Company, (ii) expenses of third parties which derive 25% or less of their gross revenues from providing services to the Company, and (iii) travel expenses incurred by employees of the Advisor in connection with travel at the request or on behalf of the Company; provided that the Company's reimbursement of these expenses shall be limited to amounts for them in the annual budget as approved by the Board of Directors, with any subsequent changes approved by the Board of Directors. In addition, no reimbursement shall be permitted for services for which the Advisor is entitled to compensation by way of a separate fee.

     Reimbursable expenses incurred by the Advisor on behalf of the Company shall be reimbursed monthly to the Advisor within 30 days after the end of each month. The Advisor shall prepare a statement documenting the expenses of the Company and those incurred by the Advisor on behalf of the Company during each month, and shall deliver such statement to the Company within 15 days after the end of each month.

     Section 10.  LIMITS OF ADVISOR RESPONSIBILITY.

          (a) The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and without negligence, willful misconduct or breach of this Agreement, and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Advisor, including as set forth in Section 6(b) of this Agreement. The Advisor and its directors, officers, stockholders and employees will not


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     be liable to the Company, any of its Subsidiaries, the Independent
     Directors or the Company's or its Subsidiary's stockholders for any acts or omissions by the Advisor, its directors, officers, stockholders or employees under or in connection with this Agreement, if the acts or omissions were made in good faith and were not the result of negligence, willful misconduct or breach of this Agreement by the Advisor or these related parties. However, in no event will a director, officer, stockholder or employee of the Advisor have any personal monetary liability for any act or failure to act under this Agreement unless the liability results from that person's bad faith, willful misconduct, gross negligence or reckless disregard of that person's duties. The Company or its Subsidiary shall reimburse, indemnify and hold harmless the Advisor and its stockholders, directors, officers and employees of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including, without limitation, reasonable attorneys' fees) in respect of or arising from any acts or omissions of the Advisor or its stockholders, directors, officers and employees made in good faith in the performance of the Advisor's duties under this Agreement and, in the case of the Advisor, not constituting negligence, willful misconduct or a breach of this Agreement by the Advisor or, in the case of any stockholder, director, officer or employee of the Advisor, not constituting bad faith, willful misconduct, gross negligence or reckless disregard of that person's duties.

          (b) The Advisor shall reimburse, indemnify and hold harmless the Company, any Subsidiary or any of their stockholders, directors, officers and employees from any and all expenses, losses, damages, liabilities, demands, charges and claims (including, without limitation, reasonable attorneys' fees) arising out of any intentional misstatements of fact made by the Advisor in connection with this Agreement and the services to be rendered hereunder or arising out of acts or omissions by the Advisor not in good faith or constituting negligence, willful misconduct or a breach of this Agreement.

     Section 11. NO JOINT VENTURE. The Company and the Advisor are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such on either of them.

     Section 12. TERM. This Agreement shall commence on the Effective Date. Prior to the third annual anniversary of the Effective Date, this Agreement may only be terminated by the Company for cause as provided in Section 13 of this Agreement or by the Advisor for cause as provided in Section 15 of this Agreement. After such third anniversary, this Agreement shall automatically renew for successive one-year periods unless written notice of termination is delivered 180 days prior to the expiration of the initial three-year term or any successive annual term by the Company to the Advisor or the Advisor to the Company.

     Section 13. TERMINATION BY COMPANY FOR CAUSE. At the option of the Company, this Agreement shall be and become terminated upon 60 days' written notice of termination from the Board of Directors to the Advisor if any of the following events shall occur:


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          (a)  if the Advisor shall materially breach any provision of this
     Agreement and, after written notice of such breach, shall not cure such breach within 30 days or such longer period as may be reasonably necessary to cure such breach if the Advisor is diligently pursuing all reasonable actions necessary to cure such breach, provided, however, in no event shall such longer period be greater than 180 days after written notice of such breach; or

          (b) there is entered an order for relief or similar decree or order with respect to the Advisor by a court having competent jurisdiction in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable federal or state bankruptcy, insolvency or other similar laws; or the Advisor (i) ceases or admits in writing its inability to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors, (ii) applies for or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) for itself or for any substantial part of its assets or authorizes such an application or consent, (iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorizes such application or consent, or (iv) permits or suffers all or any substantial part of its assets to be sequestered or attached by court order and the order remains undismissed for 30 days; or proceedings seeking the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) for the Advisor or for any substantial part of its assets are commenced without authorization, consent or application against the Advisor and continue undismissed for 30 days; or proceedings to sequester or attach all or any substantial part of the Advisor's assets are instituted against the Advisor without authorization, consent and application and are approved as properly instituted and remain undismissed for 30 days or result in adjudication of bankruptcy or insolvency.

          (c) Fraud or willful misconduct by the Advisor in connection with the business of the Company.

          (d) If this Agreement is terminated by the Company for cause pursuant to this Section 13, the Advisor shall be entitled to receive no additional amounts from the Company.

If any of the events specified in this Section 13 shall occur, the Advisor shall give prompt written notice thereof to the Board of Directors upon the happening of such event.

     Section 14. TERMINATION BY COMPANY WITHOUT CAUSE. The Company may terminate this Agreement without cause at any time after the third annual anniversary of the Effective Date by delivering 180 days prior written notice of termination.


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          (a)  In the case of termination of this Agreement by the Company without cause or a non-renewal of this Agreement by the Company, the termination or non-renewal must be approved by a majority vote of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

          (b) In the event this Agreement is terminated by the Company without cause or this Agreement shall not be renewed by the Company, the Company shall pay the Advisor a termination fee equal to the sum of: (i) the amount of the Acquisition Fee and the Asset Management Fee for the previous twelve-month period, and (ii) the fair value of any Incentive Fee on New Assets that would be earned on any New Assets owned by the Company on the date of the termination. The parties shall use their best efforts to reach a mutual agreement with respect to the amount of the Incentive Fee on New Assets for purposes of this Section 14. If the parties are unable to agree upon such amount within 30 days following the notice of termination, the amount shall be determined by an independent valuation. Such valuation shall be conducted by a valuation firm mutually agreed upon by the parties and the costs of such valuation shall be borne equally by the parties. If the parties are unable to agree upon such valuation firm within 60 days following notice of termination, then each party shall as soon as reasonably practicable, but in no event more than 75 days following notice of termination, choose an independent valuation firm to conduct a valuation. In such event, (x) the fee shall be deemed to be the average of the valuations as conducted by each party's chosen valuation firm and (y) each party shall pay the costs of its valuation firm so chosen. If one party is unable to select a valuation firm within the time specified herein, the valuation shall be conducted by the valuation firm chosen by the other party. Any valuation conducted hereunder shall be performed no later than 45 days following selection of the valuation firm or firms. Any amounts due under this Section 14(b) shall be due and payable on the effective date of the termination.

     Section 15. TERMINATION BY ADVISOR FOR CAUSE. At the option of the Advisor, this Agreement shall be and become terminated upon 60 days' written notice of termination from the Advisor to the Company if any of the following shall occur:

          (a) if the Company shall materially breach any provision of this Agreement including, without limitation, the failure to pay to the Advisor any fee or expense when due and payable, and, after written notice of such breach, shall not cure such breach (i) within 10 days for any monetary default or (ii) within 30 days for all other defaults or such longer period as may be reasonably necessary to cure such breach if the Company is diligently pursuing all reasonable actions necessary to cure such breach, provided, however, in no event shall such longer period be greater than 180 days after written notice of such breach;

          (b) there is entered an order for relief or similar decree or order with respect to the Company by a court having competent jurisdiction in an involuntary case under the federal bankruptcy laws as now or hereafter constituted or under any applicable



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     federal or state bankruptcy, insolvency or other similar laws; or the
     Company (i) ceases or admits in writing its inability to pay its debts as they become due and payable, or makes a general assignment for the benefit of, or enters into any composition or arrangement with, creditors,
     (ii) applies for or consents (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) for itself or for any substantial part of its assets or authorizes such an application or consent, (iii) authorizes or files a voluntary petition in bankruptcy, or applies for or consents (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, arrangement, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorizes such application or consent, or (iv) permits or suffers all or any substantial part of its assets to be sequestered or attached by court order and the order remains undismissed for 30 days; or proceedings seeking the appointment of a receiver, trustee, assignee, custodian, liquidator or sequestrator (or other similar official) for the Company or for any substantial part of its assets are commenced without authorization, consent or application against the Company and continue undismissed for 30 days; or proceedings to sequester or attach all or any substantial part of the Company's assets are instituted against the Company without authorization, consent and application and are approved as properly instituted and remain undismissed for 30 days or result in adjudication of bankruptcy or insolvency;

          (c) fraud or willful misconduct by the Company in connection with the business of the Company, other than as a result of acts or omissions caused by employees of the Advisor.

          (d) in the case of termination of this Agreement by the Advisor with cause, the Company shall pay the Advisor a termination fee equal to the sum of: (i) the amount of the Acquisition Fee and the Asset Management Fee for the previous twelve-month period, and (ii) the fair value of any Incentive Fee on New Assets that would be earned on any New Assets owned by the Company on the date of the termination. The parties shall use their best efforts to reach a mutual agreement with respect to the amount of the Incentive Fee on New Assets for purposes of this Section 15. If the parties are unable to agree upon such amount within 30 days following the notice of termination, the amount shall be determined in the manner set forth in Section 14(b) above. Any amounts due under this Section 15 shall be due and payable on the effective date of the termination.

If any of the events specified in this Section 15 shall occur, the Advisor shall give prompt written notice thereof to the Board of Directors upon the happening of such event.

     Section 16. TERMINATION BY ADVISOR WITHOUT CAUSE. The Advisor may terminate this Agreement without cause at any time after the third annual anniversary of the Effective Date by delivering 180 days prior written notice of termination. In the event this Agreement is terminated by the Advisor without cause, the Advisor shall be entitled to receive twenty-five percent of the fair value of any Incentive Fee on New Assets that would be earned on any New Asset owned by the Company on the date of termination. All amounts payable to the Advisor under this Section 16 shall be paid on the third annual anniversary of the date of termination of the Advisor, provided, however, that if any new Asset is sold during such three-year period, the Advisor shall be paid, at the time of sale, twenty-five percent of the Incentive Fee on New Assets which would have been payable to the Advisor, pursuant to the terms of this Agreement, until the Advisor receives the total amount payable under this
Section 16. The parties shall use their best efforts to reach a mutual agreement with respect to such fee. If the parties are unable to agree upon the fee within 30 days following the notice of termination, the amount shall be determined in the manner set forth in Section 14(b) above.

     Section 17. REGISTRATION RIGHTS. In the event of a termination of this Agreement, any Restricted Stock held by the Advisor shall become freely transferable, subject to any restrictions on transfer under the Securities Act of 1933, as amended (the "Securities Act"). In such event, the Advisor shall be entitled to the following registration rights with respect to the Restricted
Stock:

          (a) DEMAND FOR REGISTRATION. The Advisor may, at its option, at any time after termination, require the Company to use its reasonable efforts to effect a registration of Restricted Securities under the Securities Act (the "Demand Registration"); PROVIDED, however, that (i) the Company shall not be required to effect such Demand Registration unless the Company is requested to do so with respect to Restricted Securities having a market value of not less than $1,000,000; (ii) at its option, the Company shall not be required to effect such registration prior to three (3) months immediately following the date on which an underwritten public offering of equity securities (pursuant to an effective registration statement under the Securities Act) is commenced, if such public offering is commenced prior to the date of a request for the Demand Registration; and (iii) the Company shall not be required to use its reasonable efforts to effect a registration of Restricted Securities under this Section 17(a) more than two times or, if the Company is eligible to register the Restricted Stock on Form S-3 (or any successor Form which incorporates by reference information about the Company and its business) three times. If, after a Demand Registration becomes effective, the offering of securities thereunder is or becomes subject to any stop order, injunction or other order or requirement of the Securities and Exchange Commission (the "SEC") that prevents or limits the sale of securities thereunder for a period of more than five (5) Business Days, then such Demand Registration shall be deemed not to have been effected for purposes of this Section 17(a). If the offering is underwritten, the underwriter must be reasonably acceptable to the Company.

          (b) PIGGY-BACK REGISTRATION. Each time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its securityholders of any class of equity security (except, (i) a registration statement on Form S-4 or S-8 (or any substitute form that is adopted by the Commission), (ii) a registration statement filed in connection with a dividend reinvestment plan, employee option plan or unit investment trusts, or (iii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), and the form of registration statement to be used permits the registration of Restricted Securities, then the Company shall give written notice of such proposed filing to the Advisor as soon as reasonably practicable (but in no event less than 20 days before the anticipated filing date and no less than 30 days before the anticipated effective date), and such notice shall offer the Advisor the opportunity to register such Restricted Securities as the Advisor may request (which request shall specify the Restricted Securities intended to be disposed of by the Advisor and the intended method of distribution thereof) up to 20 days before the anticipated effective date (a "Piggy-Back Registration"). The Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Restricted Securities requested to be included in a Piggy-Back Registration to be included on substantially the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Restricted Securities in accordance with the intended method of distribution thereof. The Advisor shall have the right to withdraw its request for inclusion of its Restricted Securities in any Registration Statement pursuant to this Section 17(b) by giving written notice to the Company of such withdrawal no later than two Business Days prior to the anticipated effective date. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Advisor.

          If the managing underwriter or underwriters of an underwritten offering with respect to which Piggy-Back Registration has been requested as provided herein shall have informed the Company, in writing, that in the opinion of such underwriter or underwriters the total number of shares which the Company, the Advisor and any other Persons participating in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering (including without limitation any material decrease in the proposed public offering price), then the number of shares to be offered for the account of the Advisor and all Persons (other than the Company) participating in such registration shall be reduced or limited (to zero if necessary) pro rata in proportion to the respective number of shares requested to be registered by such Persons to the extent necessary to reduce the total number of shares requested to be included in such offering to the number of shares, if any, recommended by such managing underwriter or underwriters.

          If the Company has determined to enter into an underwriting agreement in connection therewith, all Restricted Securities to be included in such Registration Statement shall be subject to such underwriting agreement, and the Advisor may participate in such Registration only if it agrees to sell its Restricted Securities on the basis provided for in such underwriting arrangements approved by the Company and completes and/or executes all reasonable and customary questionnaires, powers of attorney, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

          (c)  PROCEDURES AND LIMITATIONS.

               (i) Anything in this Agreement to the contrary notwithstanding, if at any time following termination of this Agreement, the Company shall obtain an opinion of legal counsel (which shall not be the Company's internal counsel), which opinion shall be addressed to the Company and the Advisor and shall be reasonably satisfactory to the Company and the Advisor and its counsel, that the Registered Stock may be publicly offered in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are or may be removed immediately prior to such sale, the Company shall no longer be obligated to register the Registered Stock.

               (ii) Anything in this Agreement to the contrary notwithstanding, the Company shall be entitled to postpone for a period of time in its reasonable judgment, but not to exceed 120 days (a "Blackout Period"), the filing of any registration statement in accordance with this Section, and the preparation and/or filing of any prospectus or any amendments or supplements to any registration statement or prospectus, if the Company reasonably determines that any such filing or the offering of any Registered Stock would (A) impede, delay or otherwise interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates, or
          (B) require disclosure of material information which, if disclosed at that time, would be harmful to the interests of the Company and its stockholders; provided, however, that, in the Blackout Period pursuant to (B) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material information. Upon notice by the Company to the Advisor of such determination, the Advisor covenants that it shall (x) keep the fact of any such notice strictly confidential, (y) promptly halt any offer, sale, trading or transfer by it or any of its affiliates of any of the Registered Stock for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by the Company) and (z) promptly halt any use, publication, dissemination or distribution of the Registration (as defined below), each prospectus included therein, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by the Company). As used in this Section 17(c), "Registration" shall mean collectively the Demand Registration and the Piggyback Registration.

               (iii) In connection with the Company's obligations with respect to any Registration, and in accordance with the intended method or methods of distribution of the Registered Stock as described in a Registration, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Section 17, at or before the time required by applicable laws and regulations):

                     (A) furnish to the Advisor copies of the Registration,
               each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration and any documents incorporated therein by reference after the initial filing of the Registration and such other documents as the Advisor may reasonably request in order to facilitate the disposition of the Registered Stock, and to change the Registration as it specifically relates to the Advisor as reasonably requested by the Advisor; as to documents incorporated by reference, the Company shall provide such documents to the Advisor upon the request of the Advisor;

                     (B) use its reasonable efforts to keep each
               Registration effective for no more than 90 days; prepare and file with the SEC post-effective amendments to such Registration as may be necessary to maintain the effectiveness of such Registration for this period; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the SEC, as such rules may be amended from time to time; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Advisor;

                     (C) except during the Blackout Period, make available
               for inspection by the Advisor or by any attorney, accountant or other agent retained by the Advisor and attorneys and representatives of any underwriter retained by the Advisor (collectively, the "Inspectors") all financial and other records and pertinent corporate documents of the Company (collectively, the "Records"), and such opportunities to discuss the business of the Company with its officers, and use its reasonable efforts to make available, to discuss the business of the Company, the independent public accountants who have certified its most recent annual financial statements to the extent reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with the Registration. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (1) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in the Registration, (2) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or a governmental body,
               (3) the disclosure of such Records is required by any governmental regulatory body with jurisdiction over the Advisor that had retained the Inspector, or (4) the information in such Records has been made generally available to the public. Each seller of Registered Stock agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

                     (D) promptly notify the Advisor, the sales or
               placement agent or agents, if any, for the Registered Stock and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, (1) when the Registration or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the Registration or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration or related prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registered Stock for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (5) within the 90-day period specified above in this Section 17 of the happening of any event which makes any statement in the Registration or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration or post-effective amendment thereto or prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading;

                     (E) use its reasonable efforts to obtain the
               withdrawal of any order suspending the effectiveness of the Registration or any post-effective amendment thereto;

                     (F) use its reasonable efforts to (1) register or
               qualify the Registered Stock for offer and sale under such securities or blue sky laws of such jurisdictions in the United States as the Advisor shall reasonably request in writing and
               (2) take such other actions as may be reasonably necessary or advisable in order to enable the Advisor to consummate the disposition in such jurisdictions of such Registered Stock; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section, (II) consent to general service of process in any such jurisdiction, (III) subject itself to taxation in any such jurisdiction or (IV) make any changes its certificate of incorporation or bylaws or enter into any undertakings with respect to its corporate affairs;

                     (G) use its reasonable efforts to cause the Registered
               Stock to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary by virtue of the business and operations of the Company to enable the Advisor to consummate the disposition of such Registered Stock;

                     (H) upon written notice from the Advisor that it
               intends to publicly offer and sell the Registered Stock, cooperate with the Advisor to facilitate the timely preparation and delivery of certificates representing Registered Stock to be sold, which certificates shall not bear any restrictive legends except as required by law or otherwise.

          (d)  In the event that the Company would be required, pursuant to this
     Section 17, to notify the Advisor, the sales or placement agent or agents, if any, for the Registered Stock and the managing underwriters, if any, thereof, the Company shall, subject to the other provisions of Section 17, as soon as practicable, prepare and furnish to the Advisor, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Stock, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Advisor agrees that, upon receipt of any notice from the Company pursuant to this Section 17, the Advisor shall forthwith discontinue disposition of any Registered Stock until it shall have received copies of such amended or supplemented prospectus and, if so directed by the Company, such seller shall deliver to the Company all copies, other than permanent file copies, then in its possession of the prospectus covering such Registered Stock at the time of receipt of such notice.

          (e) The Advisor shall furnish to the Company in writing such information regarding the Advisor and its intended method of distribution of the Registered Stock as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registered Stock conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Advisor shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Advisor to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registered Stock contains or would contain an untrue statement of a material fact regarding the Advisor or its intended method of distribution of such Registered Stock or omits to state any material fact regarding the Advisor or its intended method of distribution of such Registered Stock required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Advisor or the distribution of the Registered Stock, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) Registration Expenses. Except as set forth in the last sentence of this (f) of Section 17, the Company agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation: (i) all registration and filing fees and expenses of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., (ii) all fees and expenses in connection with the qualification of the Registered Stock for offering and sale under state securities or blue sky laws referred to above, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter (or, at the Company's option, its counsel) in connection with such qualifications, (iii) all expenses relating to the preparation, printing, distribution and reproduction of the Registration, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registered Stock and all other documents relating hereto,
     (iv) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (v) fees, disbursements and expenses of the Company's counsel and its other advisors and experts and independent certified public accountants of the Company, (vi) the fees and expenses incurred in connection with the listing of the Registered Stock on any national exchange, including The New York Stock Exchange, and (vii) Securities Act liability insurance (if the Company elects to obtain such insurance). Notwithstanding the foregoing, the Advisor shall pay or cause to be paid, as appropriate, all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the Registered Stock by or on behalf of the Advisor and the fees and disbursements of any counsel or other advisors or experts retained by the Advisor.

     Section 18.  ASSIGNMENTS.

          (a) This Agreement shall terminate automatically in the event of its assignment, in whole or in part, unless such assignment is consented to in writing by (i) the Company, with the approval of a majority of the Independent Directors, in the case of assignment by the Advisor, and (ii) the Advisor in the case of assignment by the Company. Any such assignment shall bind the assignee hereunder in the same manner as the assignor is bound. In the case of assignment by the Advisor, the assignee shall execute and deliver to the Company a joinder agreement to this Agreement naming such assignee as Advisor.

          (b) If an assignment of this Agreement by the Company is not consented to in writing by the Advisor, the Advisor shall be entitled to the fees set forth under Section 14 with respect to termination of this Agreement by Advisor for cause. If an assignment of this Agreement by the Advisor is not consented to in writing by the Company, the Company shall be entitled to terminate this Agreement for cause as set forth in Section 13.

          (c) The acquisition of control of the Company or Advisor by any person singly or as part of "a partnership, limited partnership, syndicate or other group" as those terms are used within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall not constitute an assignment for purposes of this Section 18.

     Section 19. ACTION UPON TERMINATION. From and after the effective date of termination of this Agreement, the Advisor shall not be entitled to compensation for further services hereunder, but shall be paid all compensation accruing to the date of termination or provided in this Agreement. Upon such termination, the Advisor shall forthwith:

          (a) after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled, pay over to the Company or any of its Subsidiaries all money collected and held for the account of the Company or any of its Subsidiaries pursuant to this Agreement;

          (b) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors with respect to the Company or any of its Subsidiaries; and

          (c) deliver to the Board of Directors all property and documents of the Company any of its Subsidiaries then in the custody of the Advisor.

     Section 20. RELEASE OF MONEY OR OTHER PROPERTY UPON WRITTEN REQUEST. The Advisor agrees that any money or other property of the Company or any of its Subsidiaries held by the Advisor under this Agreement shall be held by the Advisor as custodian for the Company or any such Subsidiary, and the Advisor's records shall be appropriately marked clearly to reflect the ownership of such money or other property by the Company or any such Subsidiary. Upon the receipt by the Advisor of a written request signed by a duly authorized officer of the Company requesting the Advisor to release to the Company or any of its Subsidiaries any money or other property then held by the Advisor for the account of the Company or any of its Subsidiaries under this Agreement, the Advisor shall release such money or other property to the Company or any of its Subsidiaries within a reasonable period of time, but in no event later than 10 days following such request. The Advisor shall not be liable to the Company, any Subsidiary of the Company, the Independent Directors, or the Company's or its Subsidiary's stockholders for any acts performed or omissions to act by the Company or any of its Subsidiaries in connection with the money or other property released to the Company or any of its Subsidiaries in accordance with this Section 20. The Company and any of its Subsidiaries shall indemnify the Advisor, its directors, officers, stockholders and employees against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, which arise in connection with the Advisor's release of such money or other property to the Company or any of its Subsidiaries in accordance with the terms of this Section 20. Indemnification pursuant to this provision shall be in addition to any right of the Advisor to indemnification under
Section 10 of this Agreement.

     Section 21.  REPRESENTATIONS AND WARRANTIES.

          (a) The Company hereby represents and warrants to the Advisor as follows:

               (i) The Company is duly incorporated, validly existing and in good standing under the laws of Delaware, has full corporate power and authority to own its assets and to transact the business in which it is now engaged and is duly qualified or registered as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole. The Company does not do business under any fictitious business name.

               (ii) The Company has the corporate power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary corporate action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, stockholders and creditors of the Company, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental or regulatory authority or agency is required by the Company in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and all obligations required hereunder. This Agreement has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Company, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, moratorium or similar laws now or hereafter in effect relating to the rights and remedies of creditors generally, and general principles of equity.

               (iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Company, or any order, judgment, award or decree or any court, arbitrator or governmental or regulatory authority or agency binding on the Company, or the Governing Instruments of, or any securities issued by, the Company or any of its subsidiaries, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Company or any of its Subsidiaries is a party or by which the Company, any Subsidiary of the Company or any of their assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Company and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of their property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          (b) The Advisor hereby represents and warrants to the Company as follows:

               (i) The Advisor is duly organized, validly existing and in good standing under the laws of Delaware, has full power and authority to own its assets and to transact the business in which it is now engaged and is duly qualified or registered to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Advisor and its Subsidiaries, taken as a whole. The Advisor does not do business under any fictitious business name.

               (ii) The Advisor has the power and authority to execute, deliver and perform this Agreement and all obligations required hereunder and has taken all necessary partnership action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder. No consent of any other person including, without limitation, partners and creditors of the Advisor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental or regulatory authority or agency is required by the Advisor in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement and all obligations required hereunder. This Agreement has been and each instrument or document required hereunder will be executed and delivered by a duly authorized agent of the Advisor, and this Agreement constitutes, and each instrument or document required hereunder when executed and delivered hereunder will constitute, the legally valid and binding obligation of the Advisor enforceable against the Advisor in accordance with its terms.

               (iii) The execution, delivery and performance of this Agreement and the documents or instruments required hereunder, will not violate any provision of any existing law or regulation binding on the Advisor, or any order, judgment, award or decree of any court, arbitrator, or governmental or regulatory authority or agency binding on the Advisor, or the partnership agreement of, or any securities issued by, the Advisor or any of its Subsidiaries, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Advisor or any of its Subsidiaries is a party or by which the Advisor or any Subsidiary of the Advisor or any of its assets may be bound, the violation of which would have a material adverse effect on the business operations, assets or financial condition of the Advisor and its Subsidiaries, taken as a whole, and will not result in, or require, the creation or imposition of any lien on any of their property, assets or revenues pursuant to the provisions of any such mortgage indenture, lease, contract or other agreement, instrument or undertaking.

     Section 22. NOTICES. Unless expressly provided otherwise herein, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested. The parties may deliver to each other notice by electronically transmitted facsimile copies provided that such facsimile notice is followed within 24 hours by any type of notice otherwise provided for in this Section. Any notice shall be duly addressed to the parties as follows:

     If to the Company:
                         --------------------------------
                         --------------------------------
                         --------------------------------
                         Attention:
                                    ---------------------
                         Telephone:
                                    ---------------------
                         Fax:
                              ---------------------------
                         with a copy given in the manner prescribed above, to:

                         --------------------------------
                         --------------------------------
                         --------------------------------
                         Attention:
                                    ---------------------
                         Telephone:
                                    ---------------------
                         Fax:
                              ---------------------------


     If to the Advisor:
                         --------------------------------
                         --------------------------------
                         --------------------------------
                         Attention:
                                    ---------------------
                         Telephone:
                                    ---------------------
                         Fax:
                              ---------------------------

                         with a copy given in the manner prescribed above, to:

                         --------------------------------
                         --------------------------------
                         --------------------------------
                         Attention:
                                    ---------------------
                         Telephone:
                                    ---------------------
                         Fax:
                              ---------------------------

     Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 19 for the giving of notice.

     Section 23. BINDING NATURE OF AGREEMENT: SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns as provided herein.

     Section 24. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

     Section 25. CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Delaware, notwithstanding any Delaware or other conflict of law provisions to the contrary.

     Section 26. SCHEDULES AND EXHIBITS. All Schedules and Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

     Section 27. NO WAIVER. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

     Section 28. AMENDMENTS. This Agreement may not be modified or amended other than by an agreement in writing. Any amendment or modification to this Agreement must be approved by a majority of the Independent Directors or by the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock.

     Section 29. TITLES NOT TO AFFECT INTERPRETATION. The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

     Section 30. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

     Section 31. PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

     Section 32. GENDER. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

     Section 33. COMPUTATION OF INTEREST. Interest will be computed on the basis of a 360-day year consisting of twelve months of thirty days each.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         Company:

                         AMERICA FIRST REAL ESTATE INVESTMENT COMPANY, INC., a Delaware corporation


                         By
                            -----------------------------------------------
                         Name:  Paul L. Abbott
                         Title: President and Chief Executive Officer


                         Advisor:

                         AMERICA FIRST REAL ESTATE ADVISORS LLC, a Delaware limited liability company


                         By
                            ------------------------------------------------
                         Name:
                              ----------------------------------------------
                         Title:
                               ---------------------------------------------

                                      EXHIBIT A

                            LIST OF OPERATING PARTNERSHIPS
                       AND CORRESPONDING ORIGINAL ASSET VALUES


                                                          OUTSTANDING
                                EQUITY INTEREST       AGGREGATE PRINCIPAL
                                  IN OPERATING        BALANCE OF MORTGAGE
                                 PARTNERSHIP(1)            NOTES (2)

 Bluff Ridge                      $           0        $    3,510,035

 Waterman's Crossing
 (Oyster Cove)                        1,172,814            10,927,186

 Misty Springs (Cypress
 Landing II)                            478,036             4,271,964

 Water's Edge                         1,033,464             5,066,536

 Ponds @ Georgetown                           0             7,300,416

 Highland Park                        2,173,990             9,001,010

 Fox Hollow                             843,267                  N/A

 Crane's Landing                      2,520,696            10,229,304

 Delta Crossing                       1,361,576             6,538,424

 Monticello                             421,570             5,328,430
                                    -----------           -----------

   TOTALS                           $10,005,413           $62,173,305
                                    -----------           -----------
                                    -----------           -----------


---------------
 (1)Determined as of December 31, 1997 based upon the midpoint of the appraisals prepared by Valuation Research.

 (2)Figures are as of December 31, 1997 and will be adjusted to actual principal balances as of date of execution of this agreement.